Exhibit 99.1

Midwest Banc Holdings, Inc. James J. Giancola West Coast 2007 Super Community Bank Conference September 6-7, 2007

Forward Looking Statements Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest Banc Holdings with the Securities and Exchange Commission. When used in this press release, the words "anticipate," "can," "would," "expect," "projection," "indicate," "will," "likely," "to be," and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest Banc Holdings does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Securities Law Matters In connection with the proposed acquisition of Northwest Suburban Bancorp., Inc. by the Company, the Company has filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company's common stock to be issued to the shareholders of Northwest. The registration statement includes a proxy statement/prospectus which has been sent to the shareholders of Northwest seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NORTHWEST AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Northwest, 50 N. Main Street, Mount Prospect, Illinois 60056, Attention: Investor Relations (telephone number (847) 222-1112). The Company, Northwest and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Northwest in connection with the merger transaction. For information about the Company's directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its website and at the address provided in the preceding paragraph. Information regarding Northwest's directors, executive officers and members of management and their respective interests in the proposed transaction is available in the proxy statement/prospectus of the Company and Northwest described above and other relevant materials to be filed with the SEC.

Who are we?

Who are we? Source: SNL 18 (Old Midwest) 24 (Present) 29 (With Northwest) # of Branches: A $3.6 (1) billion community bank serving the Chicagoland market. (1) On a pro forma basis upon merger with Northwest Suburban.

Who are we? The 6th largest independent Chicago bank. Source: SNL * Information as of 6/30/2006. Pro Forma for the Northwest Suburban acquisition. * MBHI stand alone as of 6/30/2007 has a Total Deposits of $2.1 billion.

Who are we? Chicago is an attractive market. Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2006. Includes pending acquisitions through August 9, 2007.

Who are we? A community bank with a talented entrepreneurial lending staff focused solely on a robust Chicago market. Chicago MSA is the 3rd Largest MSA with $261 Billion Deposits If a state, Chicago MSA would be the 6th largest Focus on small and middle market local businesses & well established local residential real estate developers Top 20 credits comprise 15% of a diversified loan portfolio (down from 25% at year end 2005): * Information as of 6/30/2007. Pro Forma for the Northwest Suburban acquisition.

Who were we?

Who were we? Good question. $350 MM derivatives position $295 MM 10-year agencies @ 3.52% $282 MM Agricultural Bank in Western Illinois Credit Issues Regulatory action - MOU Operating somewhere between a thrift and a hedge fund $45 MM repositioning charges Real estate / construction lender

Where are we now?

Where are we now? New Management New Directors (8 of 12) $68 MM new equity to recapitalize Acquisition of Royal American Bank: Very talented C&I lenders in Chicagoland Wealth management group New credit processes and risk management: But not soon enough... Mid-2006 surprised by large problem credit that originated in the old days Begun collection process/ wrote-off $7.5 million / believed to be adequately reserved for the remainder. Collateral 1/3 receivables; 2/3 real estate (home, shopping center, office building). Cost = $.01 +/month.

Where are we now? Loan Mix as of December 31, 2005

Loan Mix as of June 30, 2007 Where are we now? * Information as of 6/30/2007. Pro Forma for the Northwest Suburban acquisition.

Where are we now? Deposit Mix as of December 31, 2005

Deposit Mix as of June 30, 2007 Where are we now? * Information as of 6/30/2007. Pro Forma for the Northwest Suburban acquisition.

Where are we going?

Where are we going? Acquisition of Northwest Suburban No branching Chicago Bancorp (CBI) relationship Loan mix moving in the right direction: 25% annualized C&I growth Paydowns on construction 50% higher than normal Fee income opportunity: Remote capture / Cash Management Wealth management business Elimination of Large Problem Credit ("LPC") Strive to be the dominant independent bank in Chicago

Why invest in us?

Why invest in us? * Midwest Peers include: AMFI, FMBI, MBFI, OSBC, TAYC, WTFC Relative to Chicago peers and banking sector we have been under significant pressure

Why invest in us? Excluding the LPC (for which we believe we are adequately reserved and in the collection process) superior credit quality to peers We do. Every chance we get, 28% inside ownership and growing... Last 17 Insider Transactions - All BUYS Represents a significant component of all senior officer compensation

Why invest in us? Revenues up 19% from first quarter 2007 and 51% from second quarter 2006 Loan portfolio mix moving in the right direction: growth in C&I with paydowns in Construction Footprint expansion with the announced acquisition of Northwest Suburban Significant opportunity on fee income business Well-positioned in the Chicagoland market with talented people and a vested interest in becoming the dominant Chicago-based bank.

Summary A turnaround story A growth story In a consolidating market